SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 19, 2005
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Synovus Financial Corp.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

         Georgia                   1-10312                   58-1134883
         -------                   --------                  ----------
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                            Identification No.)

               1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (706) 649-2267
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                ------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01       Entry into a Material Definitive Agreement.
---------       -------------------------------------------

                Effective January 21, 2005, Synovus Financial Corp. ("Synovus") made restricted stock award grants pursuant to Synovus' 2002 Long-Term Incentive Plan ("Plan") to the following executives:

                   Executive                       Number of Restricted Shares
                   ----------                      ---------------------------

                   Walter M. Deriso, Jr.                   5,845
                   G. Sanders Griffith, III                5,341
                   Elizabeth R. James                      4,754
                   Frederick L. Green, III                 4,684
                   Thomas J. Prescott                      4,446
                   Mark G. Holladay                        1,976
                   Calvin Smyre                            1,780

                The entire restricted stock award will vest three years from the date of grant if the executive remains employed by Synovus or a subsidiary of Synovus. The restricted stock awards were evidenced by a Restricted Stock Award Agreement in the form filed as Exhibit 10.1 hereto and incorporated by reference herein, which agreement is the form of Restricted Stock Award Agreement to be used by Synovus in connection with restricted stock award grants under the Plan.

                Also effective January 21, 2005, Synovus made performance-based restricted stock award grants pursuant to the Plan to the following executives:

                Executive          Number of Performance-Based Restricted Shares
                ---------          ---------------------------------------------

                Richard E. Anthony                          63,386
                Frederick L. Green, III                     26,100

                The restricted stock has a seven year performance-based vesting period which begins January 1, 2005 and ends December 31, 2011. Within 90 days of the beginning of the calendar year of the vesting period, Synovus' Compensation Committee will establish an earnings per share performance goal. If the performance goal for the applicable year is attained, and the executive remains in the continuous employ of Synovus (or a subsidiary of Synovus) through December 31 of the applicable year, then 20% of the restricted stock will vest as of the date the Compensation Committee determines that the performance goal was attained for the applicable year. The performance-based restricted stock awards were evidenced by a Performance-Based Restricted Stock Award Agreement in the form filed as Exhibit 10.2 hereto and incorporated by reference herein,

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                which agreement is the form of Performance-Based Restricted
                Stock Award Agreement to be used by Synovus in connection with performance-based restricted stock award grants under the Plan.

                A summary of the material features of the Plan is set forth in Synovus' Proxy Statement for the 2002 Annual Meeting of Shareholders filed with the Securities and Exchange Commission ("SEC") on March 12, 2002. The summary is qualified in its entirety by reference to the full text of the Plan which is filed as Exhibit 10.4 to Synovus' Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the SEC on March 21, 2002 and incorporated herein by reference.

Item 5.02       Departure of Directors or Principal Officers; Election of
---------       ----------------------------------------------------------
                Directors; Appointment of Principal Officers.
                --------------------------------------------

                On January 19, 2005, Joe E. Beverly, a director of Synovus, resigned as a director and was elected by the Board of Directors of Synovus as an advisory director. Mr. Beverly will continue to serve as Chairman of the Board of Commercial Bank, a banking subsidiary of Synovus.


Item 9.01       Financial Statements and Exhibits.
---------       ----------------------------------

                (c)              Exhibits

                Exhibit No.      Description
                ----------       -----------

                10.1 Form of Restricted Stock Award Agreement for use in connection with the Synovus 2002 Long-Term Incentive Plan

                10.2 Form of Performance-Based Restricted Stock Award Agreement for use in connection with the Synovus 2002 Long-Term Incentive Plan

                10.3 Synovus 2002 Long-Term Incentive Plan incorporated by reference to Exhibit 10.4 of Synovus' Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the SEC on March 21, 2002.

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                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SYNOVUS FINANCIAL CORP.
                                               ("Registrant")


Dated:  January 25, 2005                       By:/s/Kathleen Moates
       -----------------                          -------------------------
                                                  Kathleen Moates
                                                  Senior Deputy General Counsel












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